SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 31, 2003
                                                        -----------------


                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       000-22817                  65-0813766
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(State or other jurisdiction          (Commission               (IRS Employer
        of incorporation)             File Number)           Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code (772) 461-2414
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          (Former name or former address, if changed since last report)

Item 9.   Regulation FD
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     On December 31, 2003,  Harbor Florida  Bancshares,  Inc.  announced that on
Monday, January 5th at 9:30 am, members of the executive leadership team at Harbor Florida Bancshares will open the world's largest electronic exchange, the NASDAQ, located in Times Square. As a wholly owned subsidiary of Harbor Florida Bancshares, Harbor Federal Savings Bank is the first financial institution headquartered on the Treasure Coast to achieve this important distinction and honor. Celebrating its 10th anniversary on the NASDAQ, Harbor Federal's President and CEO, Michael J. Brown, Sr. will initiate the day's trading with brief remarks about the company's steady growth in total assets to $2.3 billion. A copy of the press release dated December 31, 2003 is attached as Exhibit 99.



                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        December 31, 2003          HARBOR FLORIDA BANCSHARES,
                                         INC., Registrant


                                         By:
                                            ----------------------------
                                            Name:  H. Michael Callahan
                                            Title:  Senior Vice President and
                                            Chief Financial Officer


Exhibit No.                Description
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99                         Press release dated December 31, 2003